UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2019

Ryerson Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34735

(Commission File Number)

26-1251524

(I.R.S. Employer Identification No.)

227 W. Monroe St., 27th Floor, Chicago, IL 60606

(Address of principal executive offices and zip code)

(312) 292-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On February 25, 2019, representatives of Ryerson Holding Corporation (the “Company”) began making presentations to investors using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.1 (the “Investor Presentation”) and incorporated herein by reference. The Company expects to use the Investor Presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others during the fiscal year ending December 31, 2019.

The Investor Presentation includes financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”). A reconciliation of the Non-GAAP Financial Measures to financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as required by Regulation G, appears as Exhibit 99.2 to this Current Report on Form 8-K. The Company is providing disclosure of the reconciliation of reported Non-GAAP Financial Measures used in the Investor Presentation, among other places, to its comparable financial measures on a GAAP basis. The Company believes that the Non-GAAP Financial Measures provide investors additional ways to view our operations, when considered with both our GAAP results and the reconciliation to net income and net cash provided by operating activities, which we believe provide a more complete understanding of our business than could be obtained absent this disclosure. We believe the Non-GAAP Financial Measures also provide investors a useful tool to assess shareholder value.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD. The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information furnished with this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits

The following exhibit is furnished with this report:

Exhibit Number	Exhibit Title or Description

99.1	Ryerson Holding Corporation slides from presentation by management dated February 25, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2019

RYERSON HOLDING CORPORATION

By:	/s/ Erich S. Schnaufer
Name:	Erich S. Schnaufer
Title:	Chief Financial Officer